Segment information	12 Months Ended
Dec. 31, 2016
Segment information
Segment information

28. Segment information

        The Group has only one reportable segment, which is the sales, product distribution and offering of goods on its online platforms. The Group's chief operating decision-maker ("CODM") has been identified as the Company's President Office, consist of the Company's Chief Executive Officer, Chief Finance Officer, Chief Technology Officer and certain Senior Vice Presidents, who review operating results to make decisions about allocating resources and assessing performance for the entire Group. Hence, the Group operates and manages its business without segments. The Group's net revenues are all generated from customers in the PRC. All the property, plant and equipment of the Group are substantially located at the PRC.

        Product revenues: relate to sales of apparel, shoes and bags and other products.

        Other revenues: relate to revenues from product promotion and online advertising, and commission fees charged to third-party merchants which the Company provides platform access for sales of their product, and revenues from logistic and warehouse services provided to vendors of the Group.

        Revenues from different product groups and services are as follows:

	Year ended December 31,
	2014	2015	2016
	RMB	RMB	RMB
Product revenues
Apparel	9,554,581	13,887,533	20,381,929
Shoes and bags	3,476,839	5,439,785	7,734,909
Cosmetics	2,986,807	5,191,552	7,574,423
Sportswear and sporting goods	1,287,341	2,656,546	3,518,007
Home goods and other lifestyle products	1,289,114	2,941,734	6,622,624
Toys, kids and baby	1,575,077	4,609,484	5,535,834
Other goods	2,515,352	4,683,327	3,914,174

	22,685,111	39,409,961	55,281,900
Other revenues	444,202	793,251	1,309,402

Total net revenues	23,129,313	40,203,212	56,591,302